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                               EXHIBIT 23(i)

                            LEGAL COUNSEL'S CONSENT

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                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                      San Francisco, California 94104-2635
                            Telephone (415) 835-1600
                            Facsimile (415) 217-5333
                              Internet www.phjw.com



                                January 26, 2001


CNI Charter Funds
400 North Roxbury Drive
Beverly Hills, California 90210

         Re:      CNI Charter Funds (the "Trust")

Ladies and Gentlemen:

                  We hereby consent to the continued use in Post-Effective Amendment No. 16 to the Trust's Registration Statement filed on Form N-1A with the Securities and Exchange Commission of (i) our opinion given on February 29, 2000 respecting the legality of the shares of beneficial interest for the following series of the Trust: the CNI Charter Prime Money Market Fund, the CNI Charter Government Money Market Fund, the CNI Charter California Tax Exempt Money Fund, the CNI Charter Large Cap Growth Equity Fund, the CNI Charter Large Cap Value Equity Fund, the CNI Charter Corporate Bond Fund, the CNI Charter Government Bond Fund, the CNI Charter California Tax Exempt Bond Fund and the CNI Charter High Yield Bond Fund, and (ii) of our opinion given on August 25, 2000 respecting the legality of the shares of beneficial interest of the CNI Charter Technology Growth Fund, also a series of the Trust.

                  Our February 29, 2000 opinion was filed as an exhibit to Post-Effective Amendment No. 13 to the Trust's Registration Statement on February 29, 2000 and our August 25, 2000 opinion was filed as an exhibit to Post-Effective Amendment No. 15 to the Trust's Registration Statement on August 25, 2000.

                                       Very truly yours,


                                       /s/ Paul, Hastings, Janofsky & Walker LLP